Santander Receives Federal Reserve Approval for the Acquisition of Webster Financial Corporation

Madrid (Spain) and Stamford, CT (USA), August 4, 2026 - PRESS RELEASE
Banco Santander, S.A. (“Santander”) and Webster Financial Corporation (“Webster”) today announced that they have received the required approval from the Board of Governors of the Federal Reserve System for Santander's previously announced acquisition of Webster, the holding company for Webster Bank, N.A., a diversified U.S. retail and commercial bank. This follows the approval by the Office of the Comptroller of the Currency on June 12, 2026, and the authorization granted by the European Central Bank on July 21, 2026. The transaction is now expected to close on August 20, 2026.

Ana Botín, Executive Chair of Santander, said: “Santander US and Webster are a perfect match. Together, supported by Santander’s global platforms, technology and expertise, we will create a stronger bank with the scale to better serve our customers and communities. This combination will strengthen our position in one of the world’s most attractive banking markets and put us firmly on track to build one of the highest-performing banks among our U.S. peers."

Christiana Riley, CEO and President of Santander Holdings USA, Inc. (“Santander US”), said: “We are pleased to be one step closer to this important, strategic acquisition that will expand our scale and round out our U.S. business model. Bringing together these two highly complementary businesses, Santander will be well positioned to better serve our customers and clients, while helping local communities prosper. We are excited for this next chapter for Santander.”

John Ciulla, Chairman and CEO of Webster, said: “This is an exciting moment that will allow us to soon bring together our two great organizations to benefit our customers and communities. Santander’s expanded scale, enhanced capabilities and financial strength will help us to deepen local relationships and build upon the trusted partnership that Webster customers have come to expect from us.”

The transaction is expected to strengthen Santander’s U.S. franchise and accelerate the delivery of its financial objectives. Once integrated, Santander expects its U.S. business to achieve a return on tangible equity (RoTE) of around 18% by 2028, while the transaction is expected to generate approximately 7–8% earnings per share accretion and an estimated 15% return on invested capital, all by 2028.

Upon closing, most of Webster’s businesses will become part of Santander Bank, N.A., Santander’s banking franchise in the United States. Until the transaction closes, Santander and Webster will continue to operate independently. Customers do not need to take any action at this time, and accounts, products, and services will continue to operate as they do today. Any future changes will be communicated in advance of implementation.

Banco Santander (SAN SM) is a leading commercial bank, founded in 1857 and headquartered in Spain and one of the largest banks in the world by market capitalization. The group’s activities are consolidated into five global businesses: Retail & Commercial Banking, Openbank, Corporate & Investment Banking (CIB), Wealth Management & Insurance and Payments. This operating model allows the bank to better leverage its unique combination of global scale and local leadership. Santander aims to be the best open financial services platform providing services to individuals, SMEs, corporates, financial institutions and governments. The bank’s purpose is to help people and businesses prosper in a simple, personal and fair way. As of June 30, 2026, Banco Santander had €1.5 trillion in total funds, more than 182 million customers, 6,500 branches and 185,000 employees.

Webster Financial Corporation (“Webster”) (NYSE:WBS) is the holding company for Webster Bank, N.A. (“Webster Bank”). Founded in 1935 and headquartered in Stamford, CT, Webster is a values-driven organization with more than $80 billion in total assets. Webster Bank is a commercial bank that provides a wide range of financial products and services to businesses, individuals, and families across three differentiated lines of business: Commercial Banking, Healthcare Financial Services, and Consumer Banking. While its core footprint spans the Northeast from the New York metropolitan area to Rhode Island and Massachusetts, certain businesses operate in extended geographies. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com

Media contacts
Banco Santander: comunicacion@gruposantander.com
Santander US: mediarelations@santander.us
Webster: mediarelations@websterbank.com

Important information
Non-IFRS and alternative performance measures
Banco Santander, S.A. (“Santander”) cautions that this report may contain financial information prepared according to International Financial Reporting Standards (IFRS) and taken from our consolidated financial statements, as well as alternative performance measures (APMs) as defined in the Guidelines on Alternative Performance Measures issued by the European Securities and Markets Authority (ESMA) on 5 October 2015, and other non-IFRS measures. The financial measures referred to in this report that are considered APMs or non-IFRS measures were calculated with information from Grupo Santander; however, they are neither defined or detailed in the applicable financial reporting framework nor audited or reviewed by our auditors. We use the APMs and non-IFRS measures when planning, monitoring and evaluating our performance. We consider them to be useful metrics for our management and investors to compare operating performance between accounting periods.
Nonetheless, the APMs and non-IFRS measures are supplemental information; their purpose is not to substitute the IFRS measures. Furthermore, other companies, including some in our industry, may calculate or use APMs and non-IFRS measures differently, thus making them less useful for comparison purposes. APMs using environmental, social and governance labels have not been calculated in accordance with the Taxonomy Regulation or with the indicators for principal adverse impact in the Sustainable Finance Disclosure Regulation (SFDR; EU Reg. 2019/2088).
For more details on APMs and non-IFRS measures, please see the 2025 Annual Report on Form 20-F filed with the U.S. Securities and Exchange Commission (the SEC) on 27 February 2026 (https://www.santander.com/content/dam/santander-com/es/documentos/informacion-sobre-resultados-semestrales-y-anuales-suministrada-a-la-sec/2026/sec-2025-annual-20-f-2025-disponible-solo-en-ingles-es.pdf) as well as the section “Alternative performance measures” of Santander’s 2025 Annual Report, which was published on 25 February 2026 (https://www.santander.com/content/dam/santander-com/en/documentos/informe-financiero-anual/2025/ifa-2025-consolidated-annual-financial-report-en.pdf), except with respect to the information and the audited financial statements included therein and superseded by the information and the audited financial statements included in our Report on Form 6-K furnished to the SEC on April 1, 2026 relating to certain recast financial information as a result of certain changes to the presentation of the Group’s financial information (https://www.santander.com/content/dam/santander-com/en/documentos/informacion-sobre-resultados-semestrales-y-anuales-suministrada-a-la-sec/2026/sec-recast-of-certain-financial-information-and-related-disclosure-for-the-three-years-ended-31-december-2025-en.pdf) as well as the section “Alternative performance measures” of our second quarter financial report, which was published on 22 July 2026 (https://www.santander.com/en/shareholders-and-investors/financial-and-economic-information/quarterly-results).
Forward-looking statements
Santander hereby warns that this report may contain 'forward-looking statements', as defined by the US Private Securities Litigation Reform Act of 1995. Such statements can be understood through words and expressions like 'expect', 'project', 'anticipate', 'should', 'intend', 'probability', 'risk', 'VaR', 'RoRAC', 'RoRWA', 'TNAV', 'target', 'goal', 'objective', 'estimate', 'future', 'ambition', 'aspiration', 'commitment', 'commit', 'focus', 'pledge' and similar expressions. They include (but are not limited to) statements on future business development, shareholder remuneration policy and non-financial information. However, various risks, uncertainties and other important factors may lead to developments and results that differ materially from those anticipated, expected, projected or assumed in forward-looking statements. The important factors below (and others mentioned in this report), as well as other unknown or unpredictable factors, could affect our future development and results and could lead to outcomes materially different from what our forward-looking statements anticipate, expect, project or assume:
•general economic or industry conditions (e.g., an economic downturn; higher volatility in the capital markets; inflation; deflation; changes in demographics, consumer spending, investment or saving habits; and the effects of the armed conflicts in Ukraine, or the outbreak of public health emergencies in the global economy) in areas where we have significant operations or investments;
•exposure to operational risks, including cyberattacks, data breaches, data losses and other security incidents;
•exposure to market risks (e.g., risks from interest rates, foreign exchange rates, equity prices and new benchmark indices);
•potential losses from early loan repayment, collateral depreciation or counterparty risk;
•political instability in Spain, the UK, other European countries, Latin America and the US;
•changes in monetary, fiscal and immigration policies and trade tensions, including the imposition of tariffs and retaliatory responses;
•legislative, regulatory or tax changes (including regulatory capital and liquidity requirements) and greater regulation prompted by financial crises;
•acquisitions, integrations, divestitures and challenges arising from deviating management's resources and attention from other strategic opportunities and operational matters;
•reputational risk and potential adverse reactions of stakeholders, including adverse effects on the market price of our securities
•climate-related conditions, regulations, targets and weather events;
•uncertainty over the scope of actions that may be required by us, governments and other to achieve goals relating to climate, environmental and social matters, as well as the evolving nature of underlying science and potential conflicts and inconsistencies among governmental standards and regulations;
•our own decisions and actions, including those affecting or changing our practices, operations, priorities, strategies, policies or procedures; and
•changes affecting our access to liquidity and funding on acceptable terms, especially due to credit spread shifts or credit rating downgrade for the entire group or core subsidiaries.
Additionally, Webster Financial Corporation’s (“Webster”) and Santander’s actual results, financial condition and achievements may differ materially from those indicated in these forward-looking statements. Important factors that could cause Webster’s and Santander’s actual results, financial condition and achievements to differ materially from those indicated in such forward-looking statements include, in addition to those set forth in Webster’s and Santander’s filings with the SEC: (1) the risk that the cost savings, synergies and other benefits from the acquisition of Webster by Santander (the “Transaction”) may not be fully realized or may take longer than anticipated to be realized, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Webster and Santander operate; (2) the failure of the closing conditions in the Transaction agreement by and among Webster, Santander and a wholly owned subsidiary of Webster providing for the Transaction to be satisfied, or any unexpected delay in closing the Transaction or the occurrence of any event, change or other circumstances that could delay the Transaction or could give rise to the termination of the Transaction agreement; (3) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Webster, Santander or the combined company; (4) the possibility that the Transaction does not close when expected or at all because the remaining conditions to closing are not received or satisfied on a timely basis or at all; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the costs associated with the anticipated length of time of the pendency of the Transaction, including the restrictions contained in the definitive Transaction agreement on the ability of Webster to operate its business outside the ordinary course during the pendency of the Transaction; (7) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed Transaction; (8) the risk that the integration of Webster’s operations with Santander’s will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (9) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (10) reputational risk and potential adverse reactions of Webster’s or Santander’s customers, employees, vendors, contractors or other business partners, including those resulting from the announcement or completion of the Transaction; (11) the dilution caused by Santander’s issuance of additional ordinary shares and corresponding American depositary shares, each representing the right to receive one of its ordinary shares (“ADSs”), in connection with the Transaction; (12) the possibility that any announcements relating to the Transaction could have adverse effects on the market price of Webster’s common stock and Santander’s ordinary shares and ADSs; (13) a material adverse change in the condition of Webster or Santander; (14) the extent to which Webster’s or Santander’s businesses perform consistent with management’s expectations; (15) Webster’s and Santander’s ability to take advantage of growth opportunities and implement targeted initiatives in the timeframe and on the terms currently expected; (16) the inability to sustain revenue and earnings growth; (17) the execution and efficacy of recent strategic investments; (18) the impact of macroeconomic factors, such as changes in general economic conditions and monetary and fiscal policy, particularly on interest rates; (19) changes in customer behavior; (20) unfavorable developments concerning credit quality; (21) declines in the businesses or industries of Webster’s or Santander’s customers; (22) the possibility that the combined company is subject to additional regulatory requirements as a result of the proposed Transaction or expansion of the combined company’s business operations following the proposed Transaction; (23) general competitive, political and market conditions and other factors that may affect future returns of Webster and Santander, including changes in asset quality and credit risk; (24) security risks, including cybersecurity and data privacy risks, and capital markets; (25) inflation; (26) the impact, extent and timing of technological changes; (27) capital management activities; (28) competitive product and pricing pressures; (29) the outcomes of legal and regulatory proceedings and related financial services industry matters; and (30) compliance with regulatory requirements. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made.
Forward looking statements are based on current expectations and future estimates about Santander’s and third-parties’ operations and businesses and address matters that are uncertain to varying degrees, including, but not limited to, developing standards that may change in the future; plans, projections, expectations, targets, objectives, strategies and goals relating to environmental, social, safety and governance performance, including expectations regarding future execution of Santander’s and third parties’ energy and climate strategies, and the underlying assumptions and estimated impacts on Santander’s and third-parties’ businesses related thereto; Santander’s and third-parties’ approach, plans and expectations in relation to carbon use and targeted reductions of emissions; changes in operations or investments under existing or future environmental laws and regulations; and changes in government regulations and regulatory requirements, including those related to climate-related initiatives.
Forward-looking statements are aspirational, should be regarded as indicative, preliminary and for illustrative purposes only, speak only as of the date of this report and are informed by the knowledge, information and views available on such date and are subject to change without notice. Santander is not required to update or revise any forward-looking statements, regardless of new information, future events or otherwise, except as required by applicable law.
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Third Party Information
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